SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 3, 2005

LASER MASTER INTERNATIONAL, INC..

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

2-76262-NY	11-2564587
(Commission File Number)	(IRS Employer Identification No.)

1000 FIRST STREET

HARRISON, NJ 07029

(Address of Principal Executive Offices)(Zip Code)

(973) 482-7200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

At our annual meeting of shareholders on January 3, 2005, the Chairman stated in response to a shareholder question that revenues for the year ended November 30, 2004 were expected to be in excess of $18 million, and that we expected to earn a profit for the year. We are in the process of closing the books for the fiscal year-end, and now expect revenues for the fiscal year to be above $21 million.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LASER MASTER INTERNATIONAL, INC.

By:

/s/Abraham Klein

Abraham Klein, President

January 4, 2005

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